Exhibit 10(d)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference of our report, dated October 14, 2005, with respect to the financial statements of BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal Protected Trust (formerly Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust) for the year ended August 31, 2005 in this Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-21162) of BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal Protected Trust.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 26, 2006